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                                                                Exhibit 10.4

                           COAST DENTAL SERVICES, INC.


                                STOCK OPTION PLAN


         1. Purpose of the Plan. Coast Dental Services, Inc., a Delaware Corporation (the "Company"), hereby adopts this Stock Option Plan (the "Plan") providing for the granting of stock options, stock appreciation rights and restricted shares to salaried employees (including officers) of the Company and any Subsidiaries (as hereinafter defined). The general purpose of the Plan is to promote the interests of the Company and its stockholders by providing to employees of the Company and any Subsidiaries additional incentives to continue and to increase their efforts with respect to, and to remain in the employ of, the Company or any Subsidiaries.

         2. Certain Definitions. In addition to the words and terms elsewhere defined in this Plan, certain capitalized words and terms used in this Plan shall have the meanings given to them by the definitions and descriptions in this Section 2. Unless the context or use indicates another or different meaning or intent, then such definition shall be equally applicable to both the singular and plural forms of any of the capitalized words and terms herein defined. The following words and terms are defined terms under this Plan:

                  2.1 Award means grants of an Option, SAR and/or Restricted Shares under this Plan.

                  2.2 Board means the Board of Directors of the Company.

                  2.3 Cash Award means the amount of cash, if any, to be paid to an employee pursuant to Section 7.4 hereof.

                  2.4 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

                  2.5 Committee means the Committee of the Board appointed pursuant to Section 4 hereof.

                  2.6 Common Stock means the Common Stock, par value $.00001 per share, of the Company.

                  2.7 Company means Coast Dental Services, Inc., a Delaware corporation.

                 2.8 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

                  2.9 Exercise Periods shall have the meaning ascribed thereto in Section 6.5 hereof.

                  2.10 Fair Market Value of a share of Common Stock shall mean the fair market value on the date of the grant of the option as determined in good faith by the Board.
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         In the event that the Company is publicly held, it shall mean the average of the reported closing bid and asked prices of a share of Common Stock as reported on a national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), or the over-the-counter market as reported by NASDAQ or as furnished by a broker-dealer regularly making a market in the Common Stock as selected by the Board, as the case may be; provided that the Fair Market Value of a share of Common Stock under the Exchange Act shall be deemed to be no greater than the price to the public as indicated on the cover page of the final prospectus relating to the initial public offering of shares of Common Stock.

                  2.11 Holder means an employee of the Company or a Subsidiary who has received an Award under this Plan.

                  2.12 ISO means an incentive stock option within the meaning of
         Section 422(b), or any successor section, of the Code.

                  2.13 Maturity Value means, unless the Board shall determine otherwise, the average of the Fair Market Value of a share of Common Stock for a period of 60 consecutive trading days ending on the Valuation Date with respect to each award of Restricted Shares, or if the Valuation Date is not a trading day, the 60 consecutive trading days prior thereto.

                  2.14 Nonqualified Stock Option means a stock option that does not qualify as an ISO.

                  2.15 Option means any option granted under this Plan.

                  2.16 Plan means this Stock Option Plan of the Company.

                  2.17 Restricted Shares means shares of Common Stock awarded to an employee of the Company or a Subsidiary pursuant to Section 7 hereof.

                  2.18 Restricted Share Agreement means the agreement specified in Section 12 hereof.

                  2.19 Restriction Period means a period of time beginning on the date of each award of Restricted Shares and ending on the Valuation Date with respect to each such award.

                  2.20 Retained Distributions means distributions with respect to Restricted Shares that are retained by the Company pursuant to
         Section 7.3 hereof.

                  2.21 SARs shall mean stock appreciation rights as defined in
         Section 6.5 hereof.

                  2.22 SEC means the Securities and Exchange Commission.


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                  2.23 Stock Option Agreement means the agreement specified in
         Section 12 hereof.

                  2.24 Subsidiary means any present or future subsidiary of the Company as such term is defined in Section 424(f), or any successor section, of the Code.

                  2.25 Total Disability means a permanent and total disability as defined in Section 22(e)(3) of the Code.

                  2.26 Valuation Date with respect to any Restricted Shares awarded hereunder means the date designated in the Restricted Shares Agreement with respect to each award of Restricted Shares pursuant to
         Section 7.1 hereof.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 hereof and this Section 3, the maximum aggregate number of shares of Common Stock which may be issued upon exercise of Options and SARs and which may be granted as Restricted Shares under the Plan shall be 450,000. Such shares may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised (or without having been considered to have been exercised as provided in Sections 6.5 and 6.6 hereof) in full, the unexercised shares subject thereto shall again be available for purposes of the Plan. In addition, any Restricted Shares which are forfeited by the terms of the Plan or any Restricted Shares Agreement shall again become available for purposes of the Plan.

         4. Administration.

                  4.1 Powers. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Options and award Restricted Shares under the Plan and to determine the terms and conditions (which need not be identical), of all Options and Restricted Shares granted or awarded under the Plan, including, without limitation, (i) the purchase price, if any, of each Restricted Shares and of each share of Common Stock under an Option, (ii) the individuals to whom, and the time or times at which, Options and Restricted Shares shall be granted or awarded, (iii) the number of shares to be subject to each Option or award of Restricted Shares, (iv) whether an Option shall be an ISO or a Nonqualified Stock Option, (v) when an Option can be exercised and whether in whole or in installments, (vi) the time or times and the conditions subject to which Restricted Shares shall become vested and any Cash Awards shall become payable, and (vii) the form, terms and provisions of any Stock Option Agreement and Restricted Shares Agreement evidencing a grant of Options or Awards of Restricted Shares hereunder (which terms may be amended, subject to Section 15 hereof). In making such determinations, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.


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         The determinations of the Board on the matters referred to in this
         Section 4 shall be conclusive.

                 4.2 Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee of at least two members, who shall be members of the Compensation Committee of the Board (or such other persons as the Board may designate), each of whom shall be a "disinterested person" within the meaning set forth in Rule 16b-3 as promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC, and delegate to the Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan, except the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as its shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

        5. Eligibility. Options and Restricted Shares may be awarded only to salaried employees (including officers), whether or not employed on a full-time basis, of the Company and its Subsidiaries. A director of the Company or of a Subsidiary who is not also an officer or employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Plan. No ISO shall be granted to any employee who, at the time the ISO is granted, owns (or is considered as owning within the meaning of Section 424(d), or any successor section, of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless at the time the ISO is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date it is granted. Awards may be made to employees who hold or have held Options and/or Restricted Shares under this Plan or any other plans of the Company. An employee who has received Awards under this Plan may be granted additional Options and Restricted Shares under this Plan or any other Plan.

        6. Options.

                 6.1 Option Prices. Except as otherwise specifically provided in
         Section 5 hereof, the purchase price of the Common Stock under each Option shall be determined by the Board, but shall not be less than 100% of the Fair Market Value of the Common Stock at the time of the granting of such Option in the case of each ISO.

                 6.2 Term of Options. Except as otherwise specifically provided in Section 5 hereof, the term of each Option shall be for such period as the Board shall determine, but not more than ten years from the date of grant in the case of each ISO, and, except as set forth in Section 9 hereof, shall expire upon termination of employment with the Company or any Subsidiary.


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                 6.3 Exercise of Options. Unless otherwise provided in the Stock
         Option Agreement, an Option granted under the Plan shall be exercisable in whole, or in part, at any time during the term of the Option.
         Payment shall be made in cash or, unless otherwise provided in the Stock Option Agreement, in whole shares of Common Stock already owned by the Holder of the Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Common Stock. Such notice shall state that the Holder of the Option elects to exercise the Option, the number of shares in respect of which it is being exercised and the manner of payment for such shares, and shall either (i) be accompanied by payment of the full purchase price of such shares or
         (ii) fix a date (not more than 10 business days from the date of exercise) for the payment of the full purchase price of such shares. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Common Stock payments (valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form. If certificates representing Common Stock are used to pay all or part of the purchase price of an Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used, and an additional certificate shall be delivered representing any additional shares to which the Holder of the Option is entitled as a result of the exercise of the Option. Except as provided in Section 9 hereof, no Option may be exercised at any time unless the Holder thereof is then an employee of the Company or of a Subsidiary. The Holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                 6.4 ISOs. Notwithstanding anything to the contrary contained herein, but subject to Section 8 hereof, in the case of ISOs, the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock covered by ISOs which first become exercisable in any calendar year under the Plan by any individual employee (and under all other plans of the Company or any Subsidiary which provide for the granting of ISOs) shall not exceed $100,000.

                 6.5 SARs. The Board may (but shall not be obligated to) grant SARs pursuant to the provisions of this Section 6.5 to the Holder of any Option granted under the Plan (hereinafter in this Section 6.5 called a related Option) with respect to all or a portion of the shares subject to the related Option. An SAR may only be granted concurrently with the grant of the related Option. Subject to the terms and provisions of this Section 6.5, each SAR shall be exercisable only at the same time and to the same extent the related Option is exercisable, and in no event after the termination or exercise of the related Option. Notwithstanding the foregoing, no SAR may be exercised within a period of six months after the date of grant of the SAR. SARs granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the Holder of the SARs elects to exercise the SARs, the number of shares in respect of which the SARs are being exercised and the form of payment the Holder requests.


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                  Subject to the terms and provisions of this Section 6.5, upon the exercise of SARs, the Holder thereof shall be entitled to receive from the Company consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value as of the date of exercise of the SARs of each share of Common Stock with respect to which such SARs have been exercised over the option price per share of Common Stock subject to the related Option. Upon the exercise of an SAR, the Holder may specify the form of consideration to be received by such Holder, which shall be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock as the Holder shall request; provided, however, that the Board in its sole discretion may disapprove the form of consideration requested and instead authorize the payment of such consideration in shares of Common Stock (valued as aforesaid), or in cash, or partly in cash and partly in shares of Common Stock. Any election by the Holder of an SAR to receive cash in full or partial settlement of the SAR, as well as any exercise of an SAR for such cash, shall be made only during the period beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3, or any successor thereto, under the Exchange Act and ending on the twelfth business day following such date (the "Exercise Period"). Unless the Board determines otherwise, the number of SARs which may exercised for cash, or partly for cash and partly for shares of Common Stock, during any Exercise Period may not exceed twenty percent of the aggregate number of shares of Common Stock originally subject to the related Option (as such original number, without giving effect to the exercise of any portion of the related Option, shall have been retroactively adjusted by application of the adjustment(s), if any, determined in accordance with Section 13 hereof or the corresponding provisions of any outstanding Stock Option Agreement), but such SARs shall be exercisable only to the extent the related Option is exercisable. For purposes of this Section 6.5, the date of exercise of an SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR, except that, upon exercise during the Exercise Period of an SAR granted in tandem with a Nonqualified Stock Option, the date of exercise of such SAR shall be deemed to be the date during the Exercise Period on which the highest reported closing sales price of share of Common Stock as reported on the Composite Tape occurred and the Fair Market Value of such shares shall be deemed to be such highest reported closing sales price.

                  Upon the exercise of SARs, the related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such SARs are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of Options under the Plan. Upon the exercise or termination of the related Option, the SARs with respect to such related Option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

                  The provisions of Sections 4, 6.2 and 9 through 22 of the Plan (to the extent that such provisions are applicable to Options) shall also be applicable to SARs unless the context otherwise requires. The effective date of the grant of an SAR shall be the date on which the Board approves the grant of such SAR. Each grantee of an SAR shall be notified promptly of the grant of an SAR.


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                  Notwithstanding anything to the contrary contained in this
         Section 6.5, SARs shall not be exercisable unless at the time of the exercise of an SAR the Holder of the related Option shall then be, directly or indirectly, subject to Section 16(b), or any successor thereto, of the Exchange Act.

                 6.6 Nontransferability of Options. No Options shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Holder thereof only by such Holder. A breach by the Holder of any of the restrictions, terms or conditions provided in the Plan or in the Holder's Stock Option Agreement will cause the Options covered thereby to be terminated.

        7. Restricted Shares.

                 7.1 Valuation Date and Price. The Board shall designate a Valuation Date with respect to each award of Restricted Shares and may prescribe restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in this Plan. The Board shall determine the price, if any, to be paid by the Holder for the Restricted Shares.

                 7.2 Issuance of Restricted Shares. Restricted Shares, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Restricted Shares Agreement. Such certificates shall be deposited by such Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Shares Agreement.

                  7.3 Restrictions. Restricted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain all regular cash dividends, and such other distributions as the Board may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Shares, with the exception that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until

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         such time, if ever, as the Restricted Shares with respect to which such
         Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

                 7.4 Cash Awards. In connection with any award of Restricted Shares, the Board may authorize the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested; provided, however, that the amount of the cash payment, if any, that a Holder shall be entitled to receive shall not exceed 100% of the aggregate Maturity Value of the Restricted Shares awarded to such Holder hereunder. Such Cash Awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Board and shall be in addition to any other salary, incentive, bonus or other compensation payments which Holder shall be otherwise entitled or eligible to receive from the Company.

                 7.5 Completion of Restriction Period. On the Valuation Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Shares shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, and (iii) any Cash Award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Restricted Shares Agreement. Any such Restricted Shares and Retained Distributions that shall not have become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares and Retained Distributions that shall have been so forfeited.

         8. Acceleration of Options and Restricted Shares. Notwithstanding any contrary waiting period or installment period in any Stock Option Agreement or any Restriction Period in any Restricted Shares Agreement or in the Plan, each outstanding Option granted under the Plan shall, except as otherwise provided in the Stock Option Agreement, become exercisable in full for the aggregate number of shares covered thereby, and each Restricted Share, except as otherwise provided in the Restricted Shares Agreement, shall vest unconditionally, in the event (i) the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the Holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any


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Common Stock of the Company (or securities convertible into the Company's Common
Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, and (b) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Any transaction referred to in the foregoing clause (i) is herein called an Approved Transaction, any purchase pursuant to a tender offer or exchange offer or otherwise as described in the foregoing clause (ii) is herein called a Control Purchase and the cessation of individuals constituting a majority of the Board as described in the foregoing clause (iii) is herein called a Board
Change. The Stock Option Agreement and Restricted Shares Agreement evidencing Options or Restricted shares granted under the Plan may contain such provisions limiting the acceleration of the exercise of Options and the acceleration of the vesting of Restricted Shares as provided in this Section 8 as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock or cash received by the Holder from the Company.

        9. Termination of Employment.

                 9.1 Death of Holder. If a Holder shall die during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option, then:

                           (a) unless otherwise provided in a Restricted Shares
                  Agreement, the Restriction Period applicable to each award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and Retained Distributions shall become vested and any Cash Award payable pursuant to the applicable Restricted Shares Agreement shall be adjusted in such manner as provided in the Restricted Shares Agreement;

                           (b) unless otherwise provided in a Stock Option
                  Agreement, the waiting period or installment period in any Stock Option Agreement shall be deemed to have expired and each outstanding Option granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby;

                           (c) in the case of either an ISO or a Nonqualified
                  Stock Option, if the Holder dies while employed by the Company or a Subsidiary, then such Option (subject to clause (g) below) may be exercised by the legatee(s) or personal representative(s) of such Holder at any time within three years after such Holder's death;

                           (d) in the case of either an ISO or a Nonqualified
                  Stock Option, if the Holder's employment with the Company or any Subsidiary

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                  was terminated due to Total Disability and such Holder dies within one year after termination of employment, then such Option (subject to clause (g) below) may be exercised by the legatee(s) or personal representative(s) of such Holder at any time during the remainder of the period during which such Holder would have been able to exercise such Option had the Holder not died;

                           (e) in the case of either an ISO or a Nonqualified
                  Stock Option, if the Holder retires pursuant to any retirement plan of the Company or a Subsidiary or in the absence of a retirement plan a Holder retires and the Board determines that such Holder should have the benefit of this clause (e) and such Holder dies during the period after retirement when such Option was still exercisable by such Holder, then such Option (subject to clause (g) below) may be exercised by the legatee(s) or personal representative(s) during the remainder of the period during which such Holder would have been able to exercise such Option had the Holder not died;

                           (f) in the case of either an ISO or a Nonqualified
                  Stock Option, if the Holder dies within three months after termination of employment and clauses (d) and (e) are not applicable, then such Option (subject to clause (g) below) may be exercised by the legatee(s) or personal representative of such Holder at any time within one year after such Holder's death; and

                           (g) the exercise of Options after the termination of
                  employment of the Holder for any reason is subject to the following: (i) no Option may be exercised after the expiration date of such Option; (ii) only Options exercisable by the Holder at the time of such termination (after taking into account the provisions of clause (b) above) may be exercised after such termination; and (iii) any Stock Option Agreement may provide a shorter period of time for the exercise of Options than provided in clauses (c) through (f) above.

                 9.2 Total Disability. If a Holder's employment with the Company or any Subsidiary shall terminate during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option as a result of Total Disability; then:

                           (a) in the case of Restricted Shares, Section 9.1(a)
                  above shall apply; and

                           (b) in the case of either an ISO or a Nonqualified
                  Stock Option, such Option (subject to Section 9.1(g) above) may be exercised by such Holder (or his or her personal representative(s)) at any time within one year after such termination of employment; provided, however, that unless otherwise provided in a Stock Option Agreement the waiting period or installment period of any Stock Option Agreement shall be deemed to have expired and each outstanding Option granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby from and after the date of such termination of employment.

                 9.3 Retirement. If a Holder's employment with the Company or any Subsidiary shall terminate during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option as a result of retirement pursuant to any retirement plan of the Company or any Subsidiary or in the absence of a retirement plan upon such Holder's retirement the Board determines that such Holder should have the benefit of this Section 9.3, then:

                           (a) unless the Board determines otherwise, in the
                  case of Restricted Shares, all Restricted Shares, Retained Distributions and rights to any Cash Awards will be forfeited;

                           (b) in the case of an ISO, such ISO (subject to
                  Section 9.1(g) above) may be exercised at any time within three months after such Holder's termination of employment; and

                           (c) in the case of a Nonqualified Stock Option, such
                  Option (subject to Section 9.1(g) above) may be exercised at any time within three years after such Holder's termination of employment.

                 9.4 Termination by Company for Cause. If a Holder's employment within the Company or any Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period, with respect to any Restricted Shares or prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his or her duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause shall only mean a felony conviction for fraud, misappropriation or embezzlement), then:

                           (a) all Options held by such Holder shall immediately
                  terminate; and

                           (b) such Holder's rights to all Restricted Shares,
                  Retained Distributions and any Cash Awards shall be forfeited immediately.

                 9.5 Termination by Company without Cause. If during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option, a Holder's employment with the Company or any Subsidiary shall be terminated by the Company or Subsidiary without cause as the same may be defined in any employment agreement to which the Holder is a party or in the absence thereof, as determined by the Board), then:

                           (a) in the case of Restricted Shares, the provisions
                  of Section 9.1(a) above shall apply; and

                           (b) in the case of either an ISO or a Nonqualified
                  Stock Option, such Option (subject to Section 9.1(g) above) held by such Holder may be exercised at any time within three months after such Holder's termination of employment.

                 9.6 Termination for Other Reason. If during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option, a Holder's employment with the Company or any Subsidiary shall be terminated for any reason other than as set forth in Sections
         9.1 through 9.5 above, then:

                           (a) all such Holder's Rights to Restricted Shares,
                  Retained Distributions and any Cash Awards shall be forfeited immediately; and

                           (b) in the case of either an ISO or a Nonqualified
                  Stock Option, the provisions of Section 9.5(b) above shall apply.

                 9.7 General. A leave of absence, unless otherwise determined by the Board prior to the commencement thereof, shall not be considered a termination of employment, provided the leave of absence does not exceed ninety days. If a leave of absence does exceed ninety days then the employee's employment shall be considered terminated on the ninety-first day of the leave of absence unless the Board determines otherwise. Awards made under this Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or a Subsidiary.

       10. Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award shall confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause.

       11. Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

         12. Written Agreement. Each award of Restricted Shares and any right to a Cash Award hereunder shall be evidenced by a Restricted Shares Agreement and each grant of an Option shall be evidenced by a Stock Option Agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve. The effective date of the granting of an Option shall be the date on which the Board approves the granting of such Option. Each grantee of an Option or Restricted Shares shall be notified promptly of such grant and a written Stock Option Agreement and/or Restricted Shares Agreement shall be promptly executed and delivered by the Company and the grantee, provided that such grant Options or Restricted Shares shall terminate if such written agreement is not signed by such grantee (or his or her attorney) and delivered to the Company within 60 days after the date the Board approved such grant. Any such written agreement may contain provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the Holder from the Company.

         13. Adjustments Upon Changes in Capitalization. The Stock Option Agreements and Restricted Shares Agreements evidencing Awards may contain such provisions as the Board shall determine to be appropriate for the adjustment of the number and class of all Restricted Shares and the terms applicable to any Cash Awards and the number and class of shares subject to each outstanding Option and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock of the Company, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive.

         14. Right of First Refusal. The Stock Option Agreements and Restricted Shares Agreements may contain such provisions as the Board shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option or upon the vesting of Restricted Shares awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options and the vesting of Restricted Shares shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Stock Option Agreement or Restricted Shares Agreement and the Company may cause the registrar of its Common Stock to place a stop transfer order with respect to such shares.

         15. Termination and Amendment. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan after September, 2001. The Board may at any time prior to September, 2001 terminate the Plan, and the Board may at any time also modify or amend the Plan in such respects as it shall deem advisable; provided, however, that the Board may not, without the approval of the Holders of a majority of the voting securities of the Company present, either in person or by proxy, and entitled to vote at a meeting (i) materially increase (except as provided in Section 13 hereof) the maximum number of shares which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to participants under the Plan. No termination, modification or amendment of the Plan or any outstanding Restricted Shares Agreement or Stock Option Agreement may, without the consent of the employee to whom any Award shall theretofore have been granted, adversely affect the rights of such employee with respect to such Award.

         16. Effectiveness of the Plan. The Plan shall become effective upon the unanimous written consent of the stockholders of the Company entitled to vote thereon.

         17. Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

         18. Withholding. The Company's obligation to deliver shares of Common Stock or to pay cash upon the exercise of any Nonqualified Stock Option or any SAR granted under the Plan and to deliver stock certificates or to pay cash upon the vesting of Restricted Shares or Cash Awards shall be subject to applicable Federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any Nonqualified Stock Option and upon the vesting of Restricted Shares may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

         19. Separability. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 under the Exchange Act (as the same shall be amended from time to time) and/or Section 422 of the Code (as the same shall be amended from time to time), then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to ISOs, Section 422 of the Code.

                  With respect to ISOs, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         20. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         21. Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Award, each Holder shall be deemed to have agreed that the award of Restricted Shares and any right to a Cash Award and the grant of any Option and the exercise thereof or of any SAR are special incentive compensation and that they will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or other qualified employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

         22. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.